SARASOTA, FL, March 20,2026 — Helios Technologies, Inc. (NYSE: HLIO) (“Helios” or the “Company”), a global leader in highly engineered motion control and electronic control technologies, will present The CORE 2030 Strategy and long-term financial targets today at its previously announced 2026 Investor Day.

“In 2025, Helios returned to sales growth and delivered a strong fourth quarter exit, expanding margins and strengthening our foundation for the future,” said Sean Bagan, President & Chief Executive Officer. “The CORE 2030 Strategy leverages our unique Momentum Model positioning Helios to deliver sustainable, profitable growth and drive value creation for our shareholders.”

As part of the event, Helios is introducing the following 2030 financial targets:

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Sales of $1.6 billion(including acquisitions), doubling the Company’s 2025 annual sales of ~$792 million (pro forma for the Custom Fluidpower divestiture)
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Adjusted EBITDA margin of 25%+ of sales, representing significant expansion from current levels
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Adjusted Operating Income margin of 20% of sales, leveraging the Momentum Model
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Return on Invested Capital in the low- to mid-teens, reflecting disciplined capital deployment

The Company will also discuss the key segment initiatives that drove the return to growth in 2025—including operational excellence, go-to-market transformation, and an accelerated new product innovation pipeline. These initiatives contributed to 100 basis points of year-over-year gross margin expansion, more than $60 million in projected annual value from new business wins, and the launch of 11 major new products.

The Company will review its capital allocation priorities going forward, which include maintaining a strong balance sheet, investing in growth, and returning capital to shareholders. Over the past two years, Helios strengthened its balance sheet by paying down approximately $158 million of debt. During this period, the Company also maintained its track record of paying 116 consecutive quarterly dividends and initiating share repurchases under a $100 million authorization.

Increases Quarterly Dividend By 33%

As part of its commitment to disciplined capital allocation and enhancing shareholder returns, the Board of Directors approved a 33% increase to the quarterly dividend, reflecting confidence in the Company’s long-term growth and cash generation outlook under The CORE 2030 Strategy. The Board of Directors declared a quarterly cash dividend of $0.12 per common share. Helios has declared consecutive quarterly dividends to its stockholders for over 29 years, beginning with the first quarter 1997.

Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Helios Technologies Unveils The CORE 2030 Strategy at 2026 Investor Day and Announces 33% Increase in Quarterly Dividend

Targets Doubling Sales to $1.6 Billion and 25%+ Adjusted EBITDA margin by 2030 Declares Quarterly Dividend of $0.12 per share

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

The dividend will be payable on April 27, 2026 to stockholders of record as of April 13, 2026. Helios Technologies has approximately 33.1 million shares of common stock outstanding.

Investor Day Webcast

A live webcast of the event will be available at https://www.heliostechnologies.com/investors. Investors are encouraged to register for the event at least 15 minutes prior to the start time. A replay of the presentations as well as a copy of the slides will be available following the event.

About Helios Technologies
Helios Technologies is a global leader in highly engineered motion control and electronic controls technology for diverse end markets, including construction, material handling, agriculture, energy, recreational vehicles, marine and health and wellness. Helios sells its products to customers in over 90 countries around the world. Its strategy for growth is to be the leading provider in niche markets, with premier products and solutions through innovative product development and acquisitions. The Company has paid a cash dividend to its shareholders every quarter since becoming a public company in 1997.

For more information please visit: www.heliostechnologies.com and follow us on LinkedIn.

FORWARD-LOOKING INFORMATION

This news release contains “forward‐looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward‐looking statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied by such statements. They include statements regarding current expectations, estimates, forecasts, projections, our beliefs, and assumptions made by Helios Technologies, Inc. (“Helios,” the “Company,” "we," "us," or "our"), its directors or its officers about the Company and the industry in which it operates, and assumptions made by management, and include among other items, (i) the Company’s strategies regarding growth, and improving margins, including its intention to develop new products and undertake acquisitions and divestitures; (ii) the effectiveness of creating the Centers of Excellence; (iii) our financial plans; (iv) trends affecting the Company’s financial condition or results of operations; (v) the Company’s ability to continue to control costs and to meet its liquidity and other financing needs; (vi) the Company’s ability to declare and pay dividends; (vii) the Company’s ability to respond to changes in customer demand domestically and internationally, including as a result of the cyclical nature of our business; and (viii) the Company's ability to mitigate the impacts of changes in trade policy on our business. In addition, we may make other written or oral statements, which constitute forward-looking statements, from time to time. Words such as “may,” “expects,” “projects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward-looking statements. Similarly, statements that describe our future plans, objectives or goals also are forward-looking statements. These statements are not guarantees of future performance and are subject to a number of risks and uncertainties. Our actual results may differ materially from what is expressed or forecasted in such forward-looking statements, and undue reliance should not be placed on such statements. All forward-looking statements are made as of the date hereof, and we undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward‐looking statements include, but are not limited to, (i) the Company’s ability to respond to global economic trends

Helios Technologies Unveils The CORE 2030 Strategy at 2026 Investor Day and Announces 33% increase in Quarterly Dividend

March 20, 2026 Page 2 of 4

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

and changes in customer demand domestically and internationally, including as a result of standardization and the cyclical nature of our business, which can adversely affect the demand for capital goods; (ii) supply chain disruption and the potential inability to procure goods; (iii) conditions in the capital markets, including the interest rate environment and the continued availability of capital on terms acceptable to us, or at all; (iv) global and regional economic and political conditions, including trade policy, tariffs and other trade barriers, inflation, exchange rates, changes in the cost or availability of energy, transportation, the availability of other necessary supplies and services and recession; (v) changes in the competitive marketplace that could affect the Company’s revenue and/or cost bases, such as increased competition, lack of qualified engineering, marketing, management or other personnel, and increased labor and raw materials costs; (vi) risks related to health epidemics, pandemics and similar outbreaks, which may among other things, adversely affect our supply chain, material costs, and work force and may have material adverse effects on our business, financial position, results of operations and/or cash flows; (vii) risks related to our international operations, including potential impacts from the ongoing geopolitical conflicts in Ukraine and the Middle East; (viii) risks relating to our recent management transition; (ix) new product introductions, product sales mix and the geographic mix of sales nationally and internationally; and (x) stakeholders, including regulators, views regarding our environmental, social and governance goals and initiatives, and the impact of factors outside of our control on such goals and initiatives. Further information relating to additional factors that could cause actual results to differ from those anticipated is included but not limited to information under the heading Item 1. “Business” and Item 1A. “Risk Factors” in the Company’s Form 10-K for the year ended January 3, 2026, filed with the Securities and Exchange Commission (SEC) on March 3, 2026.

Helios has presented net debt-to-adjusted EBITDA, a Non-GAAP measure. Helios believes that providing net debt-to-adjusted EBITDA is important for investors and other readers, as it is used as an analytical indicator by Helios management to better understand operating performance. The determination of the amounts that are excluded from this Non-GAAP measure is a matter of management judgment and depends upon, among other factors, the nature of the underlying expense or income recognized in a given period. You should not consider the inclusion of this additional information in isolation or as a substitute for results prepared in accordance with GAAP. Please carefully review the Non-GAAP reconciliations to the most directly comparable GAAP measures and the related additional information provided herein. Because net debt-to-adjusted EBITDA is a Non-GAAP measure and is thus susceptible to varying calculations, this figure, as presented, may not be directly comparable to other similarly titled measures used by other companies.

This news release also presents forward-looking statements regarding Non-GAAP measures, including adjusted EBITDA margin and Return on Invested Capital. The Company is unable to present a quantitative reconciliation of these forward-looking Non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measures because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort or expense. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company’s 2030 financial targets. These Non-GAAP financial measures are forecasts and are subject to risks and uncertainties. Any variation between the Company’s actual results and the forecasts set forth above may be material.

Helios Technologies Unveils The CORE 2030 Strategy at 2026 Investor Day and Announces 33% increase in Quarterly Dividend

March 20, 2026 Page 3 of 4

Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200

Helios Technologies Unveils The CORE 2030 Strategy at 2026 Investor Day and Announces 33% increase in Quarterly Dividend

March 20, 2026 Page 4 of 4

For more information, contact:
Tania Almond

Vice President, Investor Relations and Corporate Communication

(941) 362-1333

tania.almond@HLIO.com

Deborah Pawlowski
Alliance Advisors IR
(716) 843-3908
dpawlowski@allianceadvisors.com

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Helios Technologies | 7456 16th St East | Sarasota, FL 34243 | 941-362-1200